UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): May 16, 2017

CATERPILLAR FINANCIAL SERVICES CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-11241	37-1105865
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

2120 West End Avenue, Nashville, Tennessee    37203-0001

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)

Registrant’s telephone number, including area code: (615) 341-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Caterpillar Financial Services Corporation (the “Company”) recommenced its program for the issuance from time to time of the Company’s Medium-Term Notes, Series H (the “Medium-Term Notes”). Any such issuance will be under the Company’s previously filed Registration Statement on Form S-3 (Registration No. 333-217029) (the “Registration Statement”) and the related Prospectus dated March 30, 2017 and Prospectus Supplement dated May 8, 2017 relating to the Medium-Term Notes, as each may be amended from time to time.  The form of the floating rate Medium-Term Note is filed as an exhibit hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:

Exhibit
Number	Description
4.1	Form of Medium-Term Note, Series H (Floating Rate).

5.1	Opinion of Sidley Austin LLP, as to the legality of the Medium-Term Notes.

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Caterpillar Financial Services Corporation

By:	/s/ Leslie S. Zmugg

Name: Leslie S. Zmugg
Title: Secretary

Date: May 16, 2017

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Form of Medium-Term Note, Series H (Floating Rate).

5.1	Opinion of Sidley Austin LLP, as to the legality of the Medium-Term Notes.

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).